Other Real Estate and Other Assets Acquired in Settlement of Loans - Schedule of Changes in the Net Carrying Amount of Other Real Estate Owned (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2023	Dec. 31, 2022
Schedule of real estate acquired in settlement of loans
Balance at beginning of period	$ 11,459	$ 13,436
Additions	71	162
Proceeds from sales	(2,691)	(2,176)
Charge-offs against the valuation allowance for other real estate owned, net	(1,443)	(218)
Net gain on sales	298	255
Total other real estate owned	7,694	11,459
Less valuation allowance for other real estate owned	(5,950)
Balance at end of period	$ 1,744	$ 8,795